                                                           EXHIBIT 10.05



                      FAIRCHILD ASSEMBLY SERVICES AGREEMENT

      THIS ASSEMBLY SERVICES AGREEMENT ("Agreement") is dated and made effective this 11th day of March, 1997 (the "Effective Date") by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 ("National") and [FAIRCHILD SEMICONDUCTOR CORPORATION], a Delaware corporation, having its principal place of business at 333 Western Avenue, South Portland, Maine 04106 ("Fairchild"), National and/or Fairchild may be referred to herein as a "Party" or the "Parties" as the case may require.

                                   WITNESSETH:

      WHEREAS, the Parties have entered into a certain Asset Purchase Agreement (hereinafter referred to as the "Purchase Agreement") under which Fairchild is acquiring certain of the assets of National's Logic, Memory and Discrete Power and Signal Technologies Business Units as historically conducted and accounted for (including Flash Memory, but excluding Public Networks, Programmable Products and Mil/Aero Logic Products) (the "Business"); and

      WHEREAS, pursuant to the transactions contemplated in the Purchase Agreement, Fairchild is acquiring National's manufacturing facilities in South Portland, Maine (excluding the eight-inch fab and related facilities), West Jordan, Utah, Penang, Malaysia and Cebu, the Philippines; and

      WHEREAS, after the closing of the transactions contemplated by the Purchase Agreement Fairchild will own or lease and operate the Facilities; and

      WHEREAS, National has been performing assembly, test and other back-end services at the Facilities; and

      WHEREAS, National is conveying to Fairchild certain intellectual property rights pursuant to the Technology Licensing and Transfer Agreement between National and Fairchild, of even date herewith; and

      WHEREAS, National and Fairchild desire to enter into an agreement under which Fairchild will continue to provide certain services to National following the closing of the transactions contemplated by the Purchase Agreement; and

      WHEREAS, National and Fairchild recognize that the prices for assembly and test services to be provided by Fairchild to National as set forth herein are determined based on the collateral transactions and ongoing relationship between the Parties as expressed in the Purchase Agreement, Revenue Side Letter between National and Fairchild of even date herewith (the

"Revenue Side Letter") and the other Operating Agreements (as defined in Paragraph 9.1); and

      WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Purchase Agreement.

      NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual movements and obligations hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

1.0         DEFINITIONS

            1.1 "Best Efforts" shall require that the obligated Party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any material expenditure of funds or the incurrence of any material liability on the part of the obligated Party, which expenditure or liability is unreasonable in light of the related objective, nor does it require that the obligated Party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated Party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

            1.2 "Confidential Information" shall have the meaning set forth in Paragraph 16.1 below.

            1.3 "Devices" shall mean National integrated circuits to be assembled and/or tested by Fairchild hereunder.

            1.4 "Die" shall mean the silicon die material, consigned by National to Fairchild in wafer form, from which Devices are assembled.

            1.5   "Effective Date" shall mean the date first set forth above.

            1.6 "Facilities" shall mean the existing assembly facilities located at Penang, Malaysia and Cebu, the Philippines, transferred to Fairchild from National


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                  pursuant to the Purchase Agreement.

            1.7 "Fairchild Assured Capacity" shall mean the capacity of assembly and/or test services that Fairchild agrees to supply National pursuant to Section 7 below.

            1.8 "Fairchild" shall mean Fairchild Semiconductor Corporation and its Subsidiaries.

            1.9 "Mix" shall mean the allocation within a forecast by package type and pin count.

            1.10 "National" shall mean National Semiconductor Corporation and its Subsidiaries.

            1.11 "Specifications" shall mean National drawings, criteria and other documented specifications in effect as of the Effective Date, including, but not limited to, build procedures, buy-off criteria, quality and reliability parameters, material specifications, marking specifications, test settings, program specifications, load board schematics, facilities and environmental SOP's, handling requirements, lot and/or die traceability and processes for manufacturing Devices.

            1.12 "Subsidiary" shall mean any corporation, partnership, joint venture or similar entity more than fifty percent (50%) owned or controlled by a Party hereto, provided that any such entity shall no longer be deemed a Subsidiary after such ownership or control ceases to exist.

            1.13 "Technology Licensing and Transfer Agreement" shall mean the agreement of even date herewith between the Parties under which National is licensing and transferring certain intellectual property rights to Fairchild.

2.0         INTELLECTUAL PROPERTY

            2.1 The provisions of the Technology Licensing and Transfer Agreement will govern all issues related to the respective intellectual property rights of the Parties hereunder, to include but not be limited to, use rights, ownership rights and indemnification


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                  obligations.

            2.2 All assembly and test services shall take place at the Facilities. Fairchild shall not transfer any National-owned intellectual property or other National technical information outside of the Facilities or to any other site, other than as may be permitted under the Technology Licensing and Transfer Agreement.

3.0         SHIPPING AND BUILD ORDER REQUIREMENTS

            3.1 Fairchild shall provide backgrind, assembly and test services hereunder in accordance with the Specifications. Such services shall be performed at those Facilities at which they have historically been performed.

            3.2 National will, at "No Charge", deliver and consign to Fairchild at the Facilities its electrically probed wafers or wafers requiring wafer probe. Any reject die on said wafers shall be ink marked or identified by National in a manner acceptable for use with Fairchild's pattern recognition equipment. Wafers and other materials shall be packed in accordance with the Specifications.

            3.3 Fairchild shall be responsible for forecasting and ordering lead frames, bonding wire, molding compound and other raw materials required for assembly in sufficient quantities and with sufficient lead times to meet its obligations under the Fairchild Assured Capacity. Fairchild shall also be responsible for maintenance and replacement costs associated with manufacturing tools and equipment (e.g., mold die, trim and form die, lead frame tooling), except for lead frame tooling which is currently owned by and used exclusively for National.

            3.4 National shall supply an appropriate bonding diagram and test program (if applicable) for each Device to be assembled per the Specifications.

            3.5 Fairchild hereby agrees to verify the Die count and advise National of any variance greater than one percent (1%).


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            3.6   National will provide Fairchild with a "Lot Traveler" in a format identical to that in effect on the Effective Date and outlined in Exhibit A hereto for the first six (6) months after the Effective Date. After that period of time, Fairchild may utilize its own Traveler, provided its form has previously been approved in writing by National, which approval shall not be unreasonably withheld.

            3.7 Fairchild shall provide National with the following manufacturing data in a format and pursuant to criteria and procedures agreed to by the parties, on a monthly basis:

                  (a) WIP from sealing through final assembly, including finished goods;

                  (b)   Test yield and wafer sort yield results (if applicable);

                  (c)   Shipping activity (description, quantity, ship date);

                  (d) Acknowledgment of National Die shipments as well as such other information which National may reasonably request from time to time; and

                  (e)   Cycle time (if requested by National).

            3.8 Fairchild shall deliver completed lots to National, packaged in accordance with the Specifications, with the assembly run card enclosed for each assembly lot (kit). Future traceability for a lot (kit) shall be based solely on the run card and shall be the responsibility of National. The assembly run card shall show the yield for each yield point in the assembly process. By mutual agreement of the Parties, traceability may instead be software based, so long as such records are accessible to both Parties.

4.0         PACKAGE/PROCESS CHANGES NOTIFICATION

            4.1 If Fairchild proposes to make any change affecting the assembly processes, materials and/or suppliers, to include, but not be limited to, lead frame design, lead frame material, die attach material,


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                  wire bond material, molding compound, lead plating process or plating material, test programs or assembly procedures affecting the Devices, Fairchild will notify National of the intended change in accordance with Fairchild's change procedures then in effect. If the proposed change is unacceptable to National, National and Fairchild shall work together in efforts to resolve the problem. If during the first thirty-nine (39) fiscal periods of this Agreement the Parties are unable to resolve the problem, Fairchild shall not make the proposed change. After the first 39 fiscal periods of this Agreement, if the Parties are unable to resolve the problem, Fairchild shall have the right to make such change upon the provision of ninety (90) days prior written notice to National. Notwithstanding the foregoing, however, Fairchild shall in no event manufacture Devices other than in strict accordance with the Specifications, or any amendments thereto, without the prior written consent of National.

            4.2 National shall provide at least fifteen (15) days prior written notice to Fairchild of any proposed change in Die design, layout modification, fabrication process, test programs or other changes which may impact upon Fairchild's processing, handling or assembly of Devices. Fairchild shall not be responsible for any assembly or test loss incurred as a result of National's failure to provide timely notification of such change.

            4.3 National reserves the right to make changes to the Specifications that reflect improvements, developments or other technically desired changes in the Devices. National shall notify Fairchild of such requested change orders and Fairchild shall respond within thirty (30) working days regarding the feasibility, schedule and anticipated costs of implementing such change orders. Once the Parties have agreed in writing to the engineering changes, schedule and prices thereof, Fairchild shall promptly take all measures required to incorporate such change orders into the Devices. Fairchild shall have the right to renegotiate the price and/or its capacity commitments hereunder if such changes will have an adverse effect on Fairchild's assembly or test capacity.


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

 5.0        DEVICE ACCEPTANCE/QUALIFICATION/RAMP UP

            5.1 Should Fairchild agree to add new package types requested by National, Fairchild shall utilize its Best Efforts to complete qualification assembly of new package types as soon as possible, including qualification lots. National shall reimburse Fairchild for the full costs of equipment, tooling and one time start up costs required to manufacture new packages that Fairchild will exclusively use for National, otherwise such costs will be shared.

            5.2 National shall be responsible for specifying and performing any qualification testing deemed necessary.

            5.3 Fairchild reserves the right to refuse assembly of any new Devices which violate Fairchild internal design or processing requirements that are introduced after the Effective Date.

            5.4 Fairchild shall provide National with a preliminary ramp-up schedule, which may be subject to subsequent reduction by Fairchild in the event unforeseen problems are encountered by Fairchild with yields, process, capacity support, quality/reliability or other product or process features. Fairchild shall immediately notify National in writing of the necessity of any such reductions.

6.0         INSPECTION, ACCEPTANCE AND WARRANTY

            6.1 For those Devices not tested by Fairchild, National shall conduct incoming acceptance tests within ten (10) days after delivery at its test facility. Upon completion of such tests, National shall promptly report any shortage, damage or defective Devices in any shipment. In the case of defective Devices found by National to exceed applicable AQL and/or PPM Limits in effect as of the Effective Date, or as subsequently agreed in writing by the Parties, National shall promptly ship samples of defective Devices to Fairchild for verification. If such testing demonstrates that the shipment failed to meet the relevant Specifications due to Fairchild workmanship or materials, National may at its option either:

                  (a) deduct the defective Devices' purchase price from Fairchild's invoice, in which event National shall, if requested by Fairchild, return to Fairchild the damaged or defective Devices at Fairchild's risk and expense,

                  (b) return the damaged or defective Devices to Fairchild, at Fairchild's risk and expense, for credit, or

                  (c) scrap the defective Devices at Fairchild's request for credit.

            6.2 Fairchild warrants that the services provided to National hereunder shall conform to all applicable Specifications for assembly and/or test and shall be free from defects in material and Fairchild's workmanship. Such warranty, however, shall not apply to the design or operation of the National supplied Die incorporated in the Devices. This warranty is limited to a period of one (1) year from the date of delivery to National. If, during the one year period:

                  (i) Fairchild is notified promptly upon discovery in writing by a detailed description of any such defect in any Device; and

                  (ii) National receives a return material authorization number from Fairchild and returns such Device to the applicable Facility at National's expense for inspection; and

                  (iii) Fairchild's examination reveals that the Device is
                        indeed defective and does not meet the applicable Specification or is defective in materials or Fairchild's workmanship and such problems are not caused by accident, abuse, misuse, neglect, improper storage, handling, packaging or installation, repair, alteration or improper testing or use by someone other than Fairchild then, within a reasonable time, Fairchild shall credit National for such defective Device. Fairchild shall reimburse National for the transportation charges paid by National in returning such de-


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

            fective Devices to Fairchild. The performance of this warranty shall not act to extend the one (1) year warranty period for any Device(s) repaired or replaced beyond that period applicable to such Devices(s) as originally delivered.

            6.3 THE FOREGOING WARRANTY CONSTITUTES FAIRCHILD'S EXCLUSIVE LIABILITY, AND NATIONAL'S EXCLUSIVE REMEDY, FOR ANY BREACH OF WARRANTY. FAIRCHILD MAKES AND NATIONAL RECEIVES NO WARRANTIES OR CONDITIONS ON THE SERVICES PERFORMED HEREUNDER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND FAIRCHILD SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.0         CAPACITY; VOLUME COMMITMENTS; PRODUCTION PLANNING

            7.1 All planning herein will be done under National's accounting calendar which currently divides its fiscal year into four (4) equal fiscal quarters, each of which consists of three (3) fiscal periods. The first two (2) periods of each quarter are of four (4) weeks in duration and the third period is of (5) weeks duration.

            7.2 Two (2) weeks prior to the end of each National fiscal period, or as otherwise agreed by the Parties, National will provide to Fairchild a baseline quantity of assembly starts, set forth in terms of product family, package and pin count, for the next eight (8) fiscal periods (the "Capacity Request"). National's initial Capacity Request and Fairchild's Assured Capacity response formats are set forth herein at Exhibit B.

            7.3 Each fiscal period, National may make changes to the Capacity Request in accordance with the following table, provided that the maximum Capacity Request for each package and pin count module does not exceed National's share of each package and pin count module's installed equipment capacity. Any changes outside those permitted under the following table must be by mutual consent of the Parties.

                        Fiscal Periods in
                       the Capacity Request                  Permitted Changes
                       --------------------                  -----------------


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

                            Period 1                               Fixed
                            Period 2                               +/-10%
                            Period 3                               +/-20%
                            Period 4                               +/-40%
                            Period 5                               +/-40%
                            Period 6                               +/-40%
                            Period 7                               +/-40%
                            Period 8                               +/-40%

            7.4 National's share of a package and pin count module's installed equipment capacity will equal the previous Fairchild Assured Capacity for that module, plus that percentage of any excess capacity available in the package and pin count module equal to National's percentage of the currently utilized capacity in said module. Installed equipment capacity by package and pin count module is set forth herein at Exhibit C.

            7.5 One (1) work week after receipt of the Capacity Request, Fairchild shall provide National with a response to such Capacity Request, the "Fairchild Assured Capacity". The Fairchild Assured Capacity must guarantee the amount requested in National's latest Capacity Request, provided that any changes to National's latest Capacity Request are within the limits of Paragraph 7.3. Fairchild shall utilize its Best Efforts to comply with any requests by National for capacity above those which are permitted under Paragraph 7.3. In any case, Fairchild shall be obligated hereunder to provide National with the assembly starts guaranteed in the Fairchild Assured Capacity response. The initial Fairchild Assured Capacity response shall be the last response provided prior to the Effective Date. Set forth below are two examples of the foregoing:

                  Example #1       The new Capacity Request is less than
                                   the last Fairchild Assured Capacity
                                   response.

                                  Period               A      B      C      D      E      F      G      H
                                  ------               -      -      -      -      -      -      -      -
                  Last Capacity Request               100     100   100     100   100     100   100    100
                  Last Fairchild Assured Capacity     100     100   100     100   100     100   100    100
                  New Capacity Request                100      90    80      60    60      60    60     60
                  New Fairchild Assured Capacity      100      90    80      60    60      60    60     60


                  Example #2       The new Capacity Request is greater
                                   than the last Fairchild Assured Capacity response.


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

                                  Period               A      B      C      D      E      F      G      H
                                  ------               -      -      -      -      -      -      -      -
                  Last Capacity Request               100     100   100     100   100     100   100    100
                  Last Fairchild Assured Capacity     100     100   100     100   100     100   100    100
                  New Capacity Request                100     110   120     140   140     140   140    140
                  New Fairchild Assured Capacity      100     110   120     140   140     140   140    140

            7.6 The timetable for the rolling eight fiscal period Capacity Request, the Fairchild Assured Capacity response, purchase order release and detailed Device level assembly starts request for the next fiscal period are set forth in Exhibit D hereto.

8.0         PURCHASE ORDERS

            8.1 All purchases and sales between Fairchild and National shall be initiated by National's issuance of written purchase orders sent by either first class mail or facsimile. By written agreement of the Parties, purchase orders may also be sent and acknowledged by electronic data exchange or other mutually satisfactory system. Such "blanket" purchase orders shall be issued once per fiscal quarter for assembly starts three (3) fiscal periods in the future. They shall state the product family, package and pin count, and shipping and invoicing instructions. Fairchild shall accept purchase orders through a written or electronic acknowledgment. Within a reasonable time after receipt of National's detailed Device level assembly starts request for the next fiscal period, Fairchild shall provide National with a Device delivery schedule either on a weekly basis as assembly is started or for the assembly starts for the entire fiscal period, as the Parties may agree in writing. The purchase orders may utilize the first three (3) fiscal periods forecast in the eight period rolling forecast supplied pursuant to Section 7, as the embodiment of the purchase order for specifying the assembly starts by package and pin count.

            8.2 In the event of any conflict between the terms and conditions of this Agreement and either Party's purchase order, acknowledgment, or similar forms, priority shall be determined as follows:

                  (a) typewritten or handwritten terms on the face of a written purchase order, acknowledgment


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                        or similar document or in the main body of an electronic
                        equivalent which have been specifically accepted in writing by the other Party's Program Manager;

                  (b)   the terms of this Agreement;

                  (c) preprinted terms incorporated in the purchase order, acknowledgment or similar document.

            8.3 Consistent with standard practices of issuing specific Device level details of part numbers to be assembled on a weekly or periodic basis, National may unilaterally change the part number to be manufactured, provided that Fairchild agrees that the change does not negatively impact Fairchild's loadings and provided further that there is no change in the package and pin count to be used. A change that will negatively impact loading or alter the package and pin count may only be directed upon Fairchild's written agreement, which shall utilize its Best Efforts to comply with such requested change. The specific part number detail shall be submitted by first class mail or facsimile. By written agreement of the Parties, specific part number detail may also be sent by electronic data exchange, or other mutually satisfactory system.

            8.4 National shall request delivery dates which are consistent with Fairchild's reasonable lead times for each Device as indicated at the time National's purchase order is placed. Notwithstanding the foregoing, Fairchild shall utilize its Best Efforts to accommodate requests by National for quick turnarounds or "hot lots", which includes prototype lots. Hot lot cycle times shall be a 50% reduction of standard cycle time with a $2000.00 lot charge.

            8.5 Fairchild may manufacture lots of any size which satisfy the requirements of effective manufacturing. However, National must place order for full flow and prototype products in minimum lot sizes of three thousand (3,000) Devices.


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

9.0         PRICING AND PAYMENT

            9.1 The Parties hereby acknowledge that, as part of the collateral transactions contemplated under the Purchase Agreement and ongoing relationship between the Parties, they have entered into the Revenue Side Letter under which National agrees to provide a minimum revenue of Three Hundred Thirty Million Dollars ($330,000,000.00) to Fairchild during the first thirty-nine (39) fiscal periods after the Effective Date. National shall discharge its obligations under the Revenue Side Letter by purchasing goods and services under this Agreement, a corresponding Fairchild Foundry Services Agreement, and a Mil/Aero Wafer and Services Agreement of even date herewith (collectively the "Operating Agreements"). Set forth herein at Exhibit G is the forecasted volume of assembly services that National will purchase from Fairchild during the aforementioned thirty-nine fiscal periods (the "Forecast Volumes"). The Forecast Volumes are for pricing purposes under this Section 9 only and may vary in magnitude and mix in practice, whereupon the prices applicable to the revised magnitude and mix may also vary. The Forecast Volumes will be reviewed and updated by the Parties every fiscal period and shall be consistent with the principles of manufacturing set forth in Exhibit H.

            9.2 Set forth in Exhibit G hereto are the prices which National shall pay to Fairchild for backgrind, standard assembly and test services hereunder during the first six (6) fiscal periods of this Agreement. The prices in Exhibit G for fiscal periods 7 through 39 are for information purposes only and are based on the Parties' best estimate of forecast volumes and projected costs.

            9.3 The prices which National shall pay to Fairchild for background, standard assembly and test services hereunder after the first six (6) fiscal periods of this Agreement are set forth herein as Exhibit K. The pricing methodology to be followed hereafter will depend on the Facility at which the services will be provided.

            9.4 For purposes of Exhibit K, National, or any "Big 6" accounting firm designated by National, shall have reasonable rights to audit not more than twice each fiscal year the books and records of Fairchild relevant to the pricing terms of this Agreement in order to come to agreement with Fairchild with regard to Fairchild's actual manufacturing costs.

            9.5 Prices are quoted and shall be paid in U.S. Dollars. Such prices are on an FOB ship point basis. Payment terms are net thirty (30) from date of invoice. Miscellaneous services may be invoiced separately.

            9.6 National shall pay, in addition to the prices quoted or invoiced, the amount of any freight, insurance, special handling and duties. National shall also pay all sales, use, excise or other similar tax applicable to the sale of goods or provision of services covered by this Agreement, or National shall supply Fairchild with an appropriate tax exemption certificate.

            9.7 Quoted prices are based on the use of standard Fairchild processes and on the assumption that National's product is readily accommodated by Fairchild's assembly/handling equipment and processes. Any changes that must be made thereto shall result in additional charges to National that are mutually agreed to by the Parties.

            9.8 Unless otherwise noted, quoted prices for assembly shall include packing, marking and testing in accordance with the Specifications for Devices that are in production as of the Effective Date. For new Devices added after the Effective Date, pricing will reflect specifications and any special requirements for the Devices such as multi-insertion testing.

            9.9 Should yields below historical levels be directly attributable to Die, materials, processes or documentation provided by National, then National shall be charged for the full price of Devices begun in assembly, including handling, incurred by Fairchild in processing such units.


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

            9.10 Should National terminate any order prior to process completion, National shall be charged a prorated portion of the full price of such Device subject to a negotiated adjustment, based on the process termination point, including handling incurred by Fairchild in processing the total quantity started in assembly.

            9.11  Fairchild may invoice National for complete or partial lots
                  (kits).

            9.12 National shall in no event be required to pay prices in excess of those charged by Fairchild for other third party customers, for substantially similar services sold on substantially similar terms (e.g., volume, payment terms, manufacturing criteria, contractual commitments vs. spot buys, etc.). In the event Fairchild desires to perform such services for other third party customers at such lower prices, Fairchild shall immediately notify National and National shall begin receiving the benefit of such lower price at the same time as such other third party customer. This Paragraph 9.12 shall not apply to the prices to be paid by National hereunder for the first twelve (12) fiscal periods of this Agreement, or if National fails to honor its fixed commitments under Section 7 and to the extent that such sales by Fairchild to third party customers are only made in an attempt to make up for any underutilization of capacity thereby caused by National.

            9.13 For assembly and test services not reflected in Exhibit G, terms shall be on an individual purchase order basis at prices to be negotiated by the Parties using a methodology based on that set forth in Exhibit K.

10.0        DELIVERY; RESCHEDULING AND CANCELLATION

            10.1 Fairchild shall make reasonable and diligent efforts to deliver assembled and/or tested Devices on the delivery dates published to National. Any shipment made within +/- 3 days of the shipment date(s) published to National shall constitute timely shipment,

            10.2 All Devices delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in National's specified containers, marked for shipment to National's address set forth in the applicable purchase order and delivered to a carrier or forwarding agent chosen by National. Fairchild shall not be responsible for delays in shipment resulting from National's failure to supply Fairchild with an adequate supply of National's specified containers. Should National fail to designate a carrier, forwarding agent or type of conveyance, Fairchild shall make such designation in conformance with its standard shipping practices. Shipment will be F.O.B. shipping point, at which time risk of loss and title shall pass to National. Shipments will be subject to incoming inspection as set forth in Paragraph 6.1 above.

            10.3 National may, with Fairchild's prior written consent, reschedule delivery of any order of assembled and/or tested Devices once each fiscal period.

            10.4 Subject to the provisions of Section 7 hereof, National may cancel any purchase order at least two (2) weeks prior to the commencement of work by Fairchild without charge, provided that National reimburses Fairchild for the cost of any unique raw materials purchased after such purchase order has been placed, and provided further that Fairchild had provided National with a listing of materials it considers unique.

            10.5 As of 12:01 A.M. on the Effective Date, National will consign to Fairchild all Devices located at the Facilities upon which National had previously commenced services but which have not yet been completed, which Devices are termed work in process in the Purchase Agreement and which are not purchased by Fairchild thereunder. Unless expressly directed in writing by National otherwise, Fairchild shall commence performing services hereunder to bring such Devices to a normal state of completion. National shall pay Fairchild for the accumulated additional processing costs, plus a twenty-five percent

                  (25%) mark up, for the additional servicing taking place after the Effective Date. The provisions of Sections 6 and 11 hereof shall specifically apply to all such Devices.

11.0        QUALITY AND YIELD PROGRAMS

            11.1 Fairchild shall maintain continuous cost, quality and yield enhancement programs throughout the term of this Agreement.

            11.2 Fairchild shall support National quality programs and shall supply to National reports and/or manufacturing data in standard Fairchild format that are in effect and which are required as of the Effective Date.

            11.3 Fairchild hereby warrants that the Facilities currently are, and will remain throughout the term of this Agreement, ISO9000 certified.

12.0        ON-SITE INSPECTION AND INFORMATION

            12.1 Fairchild shall allow National and/or National's customers to visit and evaluate the Facilities during normal business hours as part of established source inspection programs, it being understood and agreed between National and Fairchild that National must obtain the concurrence of Fairchild for the scheduling of all such visits, which such concurrence shall not be unreasonably withheld. It is anticipated that these visits will not occur more than once per quarter on average.

            12.2 Upon National's written request, Fairchild will provide National with process control information, to include but not be limited to: SPC, yield and other detailed assembly and test quality and reliability data and associated analyses required to support National and National's customers quality and reliability programs. Except for exigent circumstances, such requests shall not be made more than twice per year for a given category of information.

            12.3 Upon National's request and Fairchild's agreement, which shall not be unreasonably withheld, Fairchild shall provide National engineers with access to the Facilities to the extent necessary to perform yield improvement and product management updates relevant to this Agreement. National's engineers will comply with all applicable Fairchild regulations in force at the Facilities and National hereby agrees to hold Fairchild harmless for any damages or liability caused by any such National engineer which are attributable to: (i) the negligence or willful malfeasance of such engineer and (ii) any failure to comply with Fairchild's regulations in force at the Facilities or with applicable law.

13.0        REPORTS AND COMMUNICATIONS

            13.1 Each Party hereby appoints a Program Manager whose responsibilities shall include acting as a focal point for the technical and commercial discussions between them related to the subject matter of this Agreement, to include monitoring within his or her respective company the distribution of Confidential Information received from the other Party and assisting in the prevention of the unauthorized disclosure of Confidential Information within the company and to third parties. The Program Managers shall also be responsible for maintaining pertinent records arranging such conferences, visits, reports and other conditions as are necessary to fulfill the terms and conditions of this Agreement. The names, addresses and telephone numbers of the Program Managers will be communicated between the Parties from time to time.

14.0        EXPORT CONTROL

            14.1 The Parties acknowledge that each must comply with all rules and laws of the United States government relating to restrictions on export. Each Party agrees to use its Best Efforts to obtain any export licenses, letters of assurance or other documents necessary with respect to this Agreement.

            14.2 Each Party agrees to comply fully with United States export laws and regulations, assuring the other Party that, unless prior authorization is obtained from the competent United States government agency, the receiving Party does not intend and shall not knowingly export or re-export, directly or indirectly, any wafers, Die, Devices, technology or technical information received hereunder, that would be in contravention of any laws and regulations published by any United States government agency.

15.0        TERM AND TERMINATION

            15.1 The term of this Agreement shall be thirty-nine (39) fiscal periods from the Effective Date; provided, however, that the Parties shall not less than eight (8) fiscal periods prior to the end of such thirty-ninth (39th) fiscal period determine in good faith a ramp-down schedule of production under this Agreement so as to minimize disruption to both Parties at the termination of this Agreement. If the Parties are unable to agree on the terms governing a ramp-down, National shall be allowed to reduce its purchase commitment by not more than twenty percent (20%) per fiscal quarter after the initial thirty-nine (39) fiscal period term of this Agreement. National will provide Fairchild with not less than ninety (90) days prior written notice of any such reduction.

            15.2 This Agreement may be terminated, in whole or in part, by one Party sending a written notice to the other Party of the termination of this Agreement, which notice specifies the reason for the termination, upon the happening of any one or more of the following events:

                  (a) the other Party is the subject of a petition filed in a bankruptcy court of competent jurisdiction, whether voluntary or involuntary, which petition in the event of an involuntary petition is not dismissed within sixty
                        (60) days; if a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party; or if the other Party makes an assignment for the benefit of its creditors; or

                  (b) the other Party fails to perform substantially any material covenant or obligation, or breaches any material representation or warranty provided for herein; provided, however, that no right of termination shall arise hereunder until sixty (60) days after receipt of written notice by the Party who has failed to perform from the other Party, specifying the failure of performance, and said failure having not been remedied or cured during said sixty (60) day period.

            15.3 Upon termination of this Agreement, all rights granted hereunder shall immediately terminate and each Party shall return to the other Party any property belonging to the other Party which is in its possession, except that Fairchild may continue to retain and use any rights or property belonging to National solely for the period necessary for it to finish manufacturing the currently forecasted Fairchild Assured Capacity and/or complete any production ramp-down activity. Nothing in this Section 15 is intended to relieve either Party of any liability for any payment or other obligation existing at the time of termination.

            15.4  The provisions of Section 2, 14, 16 and Paragraphs 6.2, 6.3,
                  17.5 and 17.8 shall survive the termination of this Agreement for any reason.

16.0        CONFIDENTIALITY

            16.1 For purposes of this Agreement, "Confidential Information" shall mean all proprietary information, including National and/or Fairchild trade secrets relating to the subject matter of this Agreement disclosed by one of the Parties to the other Party in written and/or graphic form and originally designated in writing by the disclosing Party as Confidential Information or by words of similar import, or, if disclosed orally, summarized and confirmed in writing by the disclosing Party within thirty (30) days after said oral disclosure, that the orally disclosed information is Confidential Information.

            16.2 Except as may otherwise be provided in the Technology Licensing and Transfer Agreement, each Party agrees that it will not use in any way for its own account, or for the account of any third party, nor disclose to any third party except pursuant to this Agreement, any Confidential Information revealed to it by the other Party. Each Party shall take every reasonable precaution to protect the confidentiality of said information. Each Party shall use the same standard of care in protecting the Confidential Information of the other Party as it normally uses in protecting its own trade secrets and proprietary information.

            16.3 Notwithstanding any other provision of this Agreement, no information received by a Party hereunder shall be Confidential Information if said information is or becomes:

                  (a) published or otherwise made available to the public other than by a breach of this Agreement;

                  (b) furnished to a Party by a third party without restriction on its dissemination;

                  (c) approved for release in writing by the Party designating said information as Confidential Information;

                  (d) known to, or independently developed by, the Party receiving Confidential Information hereunder without reference to or use of said Confidential Information; or

                  (e) disclosed to a third party by the Party transferring said information hereunder without restricting its subsequent disclosure and use by said third party.

            16.4 In the event that either Party either determines on the advice of its counsel that it is required to disclose any information pursuant to appli-cable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law (as so advised by counsel) or by lawful process.

17.0        GENERAL

            17.1 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representatives of the Parties.

            17.2 FORCE MAJEURE: A Party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of fire, flood, or other natural disaster, act of God, war, embargo, riot, labor dispute, unavailability of raw materials or utilities (provided that such unavailability is not caused by the actions or inactions of the Party claiming force majeure), or the intervention of any government authority, providing that the Party failing in or delaying its performance immediately notifies the other Party of its inability to perform and states the reason for such inability.

            17.3 ASSIGNMENT: This Agreement may not be assigned by any Party hereto without the written consent of the other Party; provided that Fairchild may assign its rights but not its obligations hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary course providing financing to consummate the transactions contemplated by the Purchase Agreement or any bona fide financial institution engaged in acquisition financing in the ordinary course through whom such financing is refunded, replaced, or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild or the Business in the form then being conducted by Fairchild substantially as an entirety. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the respective successors and assigns of the Parties hereto.

            17.4 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

            17.5 CHOICE OF LAW: This Agreement, and the rights and obligations of the Parties hereto, shall be interpreted and governed in accordance with the laws of the State of California, without giving effect to its conflicts of law provisions.

            17.6 WAIVER: Should either of the Parties fail to exercise or enforce any provision of this Agreement such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right. Should either of the Parties waive any provision or right under this Agreement, such waiver shall not be construed as constituting a waiver of any other provision or right.

            17.7 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

            17.8 LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF

                  CONTRACT, BREACH OR WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE NONPERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

            17.9 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

            17.10 INTEGRATION: The agreement of the Parties, which is composed of this Agreement and the Exhibits hereto and the documents referred to herein, constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

            17.11 PUBLIC ANNOUNCEMENT: Prior to the closing of the transactions contemplated under the Purchase Agreement, neither Fairchild nor National shall, without the approval of the other Party hereto, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the Party shall use its Best Efforts to advise the other Party thereof and the Parties shall use their Best Efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to (a) implement the provisions of this Agreement or
                  (b) comply with accounting, securities laws and Securities and Exchange Commission disclosure obligations. Fairchild shall provide National with a reasonable opportunity to review and comment on any references to National made by Fairchild (and shall not include any such references to National without the written consent of National, which consent shall not be unreasonably withheld or delayed) in any written materials that are intended to be filed with the Securities and Exchange Commission in connection with obtaining financing required to effect the transactions contemplated in connection with the Purchase Agreement or intended to be distributed to prospective purchasers pursuant to an offering made under Rule 144A promulgated under the Securities Act of 1933 in connection with obtaining such financing.

            17.12 NO PARTNERSHIP OR AGENCY CREATED: Nothing contained herein or done pursuant to this Agreement shall constitute the Parties as entering upon a joint venture or partnership, or shall constitute either Party the agent for the other Party for any purpose or in any sense whatsoever.

            17.13 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the Parties hereto and to their respective successors and assigns.

            17.14 NOTICES: All notices, requests, demands and other
                  communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

                  National:            National Semiconductor Corporation
                                       2900 Semiconductor Drive
                                       P.O. Box 58090
                                       M/S 16-135
                                       Santa Clara, CA  95052-8090
                                       Attn:  General Counsel
                                       FAX:  (408) 733-0293

                  Fairchild:           Fairchild Semiconductor Corporation
                                       MS01-00 (General Counsel)
                                       333 Western Avenue
                                       South Portland, ME  04106
                                       FAX:  (207) 761-6020

                  or to such other place as such Party may designate as to itself by written notice to the other Party.


      IN WITNESS WHEREOF, the Parties have had this Agreement executed by their respective duty authorized officers on the day and date first written above. The persons signing warrant that they are duly authorized to sign for and on behalf of the respective Parties.

NATIONAL SEMICONDUCTOR CORPORATION

By: /s/ John M. Clark III
    --------------------------------
Title: Senior Vice President

FAIRCHILD SEMICONDUCTOR CORPORATION

By: /s/ Joseph R. Martin
    --------------------------------
Title:Executive Vice President, CFO

                                    EXHIBIT A

                WKS ASSEMBLY/TEST EASY FLOW INSTRUCTION DOCUMENT

                                                                                                                             PAGE :1
                                                                                                                     DATE:  96-12-20
         Lot No.:
         NN4788F019
ORDER/LOT NO:               NN4788-F-01-9            ORD TYPE       B                      PRIORITY                  7
NSID:                       74VHC138MTCX             SPEC:          -                      S/O  RV:
PROD LINE:                  02FL08                   PKG CODE:      N-MTCO-016             PF:                       8P
LOT PREFIX:

CUSTOMER:
PROCESS OPTION:             SOIC                                                           *  FULL RAIL  *               2500

BUILD SHEET ID:             74VHC138MTC              - 01                                  STARTS QTY:                         5423
BS REV: A   BS DRWG SIZE :  EBS   BS DIE-STEP REV: M                                       STARTS DATE:              97310

SALES ORDER REF:
SHIP TO DEST  -  (LOC/DIV/DEP) --- ->  IL023500                                            PLANT SCH ST. DATE:
NEXT AREA LOC:              LOC:                     IL             DEPT:      3500                            MIC:  BG
                                                                                                               DEC:

                                                                                    ----------- DIE PTV INFO ----------
MFG FLOW:                   3 ETA                    DUE:           WW31-0                 PTV:  45376               PTV ITEM:  001
                            4 ETA                                   WW31-0                 DIV/DEPT: 02-3100         MCC :  DC
                            5 ETB                                   WW31-4                 RACK NO:  STD             LOT QTY:  56452
                            6 CEA                                   WW32-0                 SI CONTROL NO.: 97JKEP01N003D001
                                                                                           COMMITED QTY:             5423

BIN READ (ME):                                                                             QTY:                      0
SOURCE LOC:  EP             PARENT LOT:                                                    SHPT #:
SPECIAL INSTRUCTIONS:

CUSTOMER DELIVERY DATE  97/32/2

                                    BILL OF MATERIALS/DUTY & TRACEABILITY INFOR (FOR RELEASE ORDER)
PM  NSPN:                   74VHC138                 -M1A3006T                             STEP                      M
SI CONTROL NO:              97JKEP01N003D001         DIE              1330.00X             1330.00/MC
                                                     SIZE/UM:
CUS CON NO:                 97JKEP01N003D001         DIE RUN     15                                               ORIG: US
                                                     NO:
KK DESCRIPTION:             FRAME,TSSOP,16L,2SQ,CU,MAT,ETCH,AP4AG4AG  (OPT  06)
KK STK NO:                  052655                   FRM  LOT#: -------------------------------------------------------
                                                                -------------------------------------------------------
MARKING INSTRUCTIONS:
2 DIGIT  D/C:    P69        4DIGIT D/C:              P9652              DIE RUN           CODE:                   AB
                                                CARRIER #/L-BOX #:
                                                                    -------------- --------------- -------------- -------------

PDS SPCL INST:
PDS LONG DESC:
REF #: TS1310              $NP69AB
PKGCD:N-MTC0-016  V138

------------------------------------------------------------------------------------------------      ------------------------------
CARRIER#                           CARRIER#                         CARRIER#                                     MOUNT SAW
------------------------------------------------------------------------------------------------      ------------------------------
           DIE ATTACH                          LEAD BOND                          3RD OPT             CASSETTE
------------------------------------------------------------------------------------------------      ------------------------------
      E/NO  MAG  STRIP  MC                E/NO  MAG  STRIP  MC            E/NO  MAGA  STRIP  MCC      FRM#      FRM#  FRM#  FRM#
------------------------------------------------------------------------------------------------      ------------------------------
1                                  1                                1
------------------------------------------------------------------------------------------------      ------------------------------
2                                  2                                2
------------------------------------------------------------------------------------------------      ------------------------------
3                                  3                                3
------------------------------------------------------------------------------------------------      ------------------------------
4                                  4                                4
------------------------------------------------------------------------------------------------      ------------------------------
5                                  5                                5
------------------------------------------------------------------------------------------------      ------------------------------
6                                  6                                6
------------------------------------------------------------------------------------------------      ------------------------------
7                                  7                                7
------------------------------------------------------------------------------------------------      ------------------------------
8                                  8                                8
------------------------------------------------------------------------------------------------      ------------------------------
9                                  9                                9                                             3/OPT
------------------------------------------------------------------------------------------------      ------------------------------
10                                 10                               10                                8 STRIPS
------------------------------------------------------------------------------------------------      ------------------------------
11                                 11                               11                                GROSS QTY
------------------------------------------------------------------------------------------------      ------------------------------
12                                 12                               12                                DA BLUE
------------------------------------------------------------------------------------------------      ------------------------------
13                                 13                               13                                S/O REJ
------------------------------------------------------------------------------------------------      ------------------------------
14                                 14                               14                                QTY OUT
------------------------------------------------------------------------------------------------      ------------------------------
15                                 15                               15
------------------------------------------------------------------------------------------------      ------------------------------
16                                 16                               16
------------------------------------------------------------------------------------------------      ------------------------------
17                                 17                               17
------------------------------------------------------------------------------------------------      ------------------------------
18                                 18                               18
------------------------------------------------------------------------------------------------      ------------------------------
19                                 19                               19
------------------------------------------------------------------------------------------------      ------------------------------
20                                 20                               20
------------------------------------------------------------------------------------------------      ------------------------------
21                                 21                               21                                           POST PLATE
------------------------------------------------------------------------------------------------      ------------------------------
22                                 22                               22                                POS        1    2    3     4
------------------------------------------------------------------------------------------------      ------------------------------
23                                 23                               23                                RACK #
------------------------------------------------------------------------------------------------      ------------------------------
24                                 24                               24                                STRUP POS
------------------------------------------------------------------------------------------------      ------------------------------
25                                 25                               25                                COMBO POS
------------------------------------------------------------------------------------------------      ------------------------------
26                                 26                               26                                POS        5    6    7     8
------------------------------------------------------------------------------------------------      ------------------------------
27                                 27                               27                                RACK 8
------------------------------------------------------------------------------------------------      ------------------------------
28                                 28                               28                                STRIP POS
------------------------------------------------------------------------------------------------      ------------------------------
                                                                                                      COMBO POS
                                                                                                      ------------------------------

------------------------------------------------------------------------------------------------      ------------------------------
                                 LOT TRACEABILITY IDENTIFICATION                                                      FOI
------------------------------------------------------------------------------------------------      ------------------------------
OPERATION                                            MAG                                                        # OF
------------------------------------------------------------------------------------------------      ------------------------------
                                                                                                                TRAY  QTY   REMARKS
------------------------------------------------------------------------------------------------      ------------------------------
F/S                                                                                                   FULL
------------------------------------------------------------------------------------------------      ------------------------------
                                                                                                      HALF
------------------------------------------------------------------------------------------------      ------------------------------
DEJUNK                                                                                                TOTAL
------------------------------------------------------------------------------------------------      ------------------------------

------------------------------------------------------------------------------------------------      ------------------------------
HONING
------------------------------------------------------------------------------------------------      ------------------------------

------------------------------------------------------------------------------------------------      ------------------------------
MARK
------------------------------------------------------------------------------------------------      ------------------------------

------------------------------------------------------------------------------------------------      ------------------------------

------------------------------------------------------------------------------------------------
                                           MOLD MARK CURE
------------------------------------------------------------------------------------------------
   OVEN #      TEMP    CURE TIME   TIME IN    WW IN    E/NO-S    TIME OUT    WW OUT    ACT T-OUT
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            TRIM AND FORM
------------------------------------------------------------------------------------------------
               TMF        TAM             TNF                  TAM                    EPI
                                        TROLLEY              TROLLEY                  VAR
     MKE                                   #                    #
------------------------------------------------------------------------------------------------
NO. OF TRAY
------------------------------------------------------------------------------------------------
GROSS UNITS
------------------------------------------------------------------------------------------------
REJECTS
------------------------------------------------------------------------------------------------
VARIANCE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                           EOL EPI REJECTS
------------------------------------------------------------------------------------------------
   INCOMP    VOIDS      MISP      OTHERS     DEJUNK     HONING      MARK        VAR       TOTAL
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
   HON M/C                COMBO STRIPS                                  REMARKS
------------------------------------------------------------------------------------------------
              F/S      DEJUNK     HONING      MARK
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

ORDER/LOT NO:  NN4788F019  NSPN:  74VHC138MTCX                PAGE : 3
                                                              DATE: 96-12-2

                           PACK INSTRUCITONS TEMPLATE


PACK INSTRUCTIONS->                                  HTB = IMM
MTC16             MOLDED TSSOP, JEDEC, 4.4MM BODY WIDTH, 16 LD,
LVL      ALT     STOCK#      DESCRIPTION                               PACK     UNITS      LABEL       CAU          MST         BEO
IMM              017983      REEL, PLASTIC, EMPTY, A/S, 13" DIA 12MM            2500       F63TNR      Y
                             TAPE
                 053044      TAPE, S/D, EMBOSSED, 12MM, TSSOP 1
                             4/16, ADV
                 025360      TAPE, COVER, S/D, 12MM CAVITY
                 051035      LABEL, NSC LOGO, ESD, SELF ADHESIVE,
                             65MM X 70MM
         A       045189      LABEL, NSC LOGO, ESD, PULL STRENGTH, 2
                             1/8" X 2 1/2"
IN1              001826      BOX, TRF1-1, TUCKED TOP, 13 7/8" X 13              1          2500        F63TNR
                             3/8"x1 3/8", 150LB

COMMENTS:

REV DATE:  08/29/94                 REV NBR:  00              PACKTID:  M20746

ORDER/LOT 3 NN4788-F-01-9  74VHC138MTCX       -        02FL08 NMTC0016              PAGE: 2
                                                                                                            DATE:  96-12
OPN         TYP     OUT           QTY          E/NO/SHIFT       WWD/S         FLOW INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------
                            EW/TECN INFORMATION:                              NIL
FLOW CODE:  A09
3610        K      _____          _____        _____            _____         DIE PREP MODULE
                                                                              WAFER NO: _____# WAFERS:
3006               _____          _____        _____            _____         WAFER MOUNT
3002               _____          _____        _____            _____         SAW/WASH
                                                                              M/C #:______M/C: DFD640 "A" MOT
9300               _____          _____        _____            _____         P/S B/O
4634        K      _____          _____        _____            _____         DIE ATTACH MODULE/DIE ATTACH
                                                                              AMI: 1 KNS CHUCK: 11    ESEC:  1
                                                                              YLD LOSSES:____M/C #_____
                                                                              FRAME STOCK #: 052655
4094               _____          _____        _____            _____         POLY CURE               OVEN #:
                                                                              TIME IN:__________      TIME OUT:_________
9400               _____          _____        _____            _____         PUSH/AUDIT TEST
4600        K      _____          _____        _____            _____         LEAD BOND MODULE/LEAD BOND
                                                                              WIRE SIZE: 1 MIL
                                                                              YLD LOSSES: _____M/C #_____
                                                                              USE BOND PARA CODE: C
4056               _____          _____        _____            _____         3/OPT
9401               _____          _____        _____            _____         3/OPT B-OFF
FLOW CODE: E07
5121               _____          _____        _____            _____         MOLD
                                                                              M/C #:______
                                                                              MAND COMPD:  B-26       SUB-LOT #:_____
                                                                              MOLD:  GP
                                                                              # STRIPS:_____     REMARKS:_____
5104               _____          _____        _____            _____         PACKAGE CURE
                                                                              CURING TIME: 5 HRS
5217               _____          _____        _____            _____         DEJUNK
                                                                              M/C#:_____
                                                                              # STRIPS:______ REMARKS:_____
5601        K      _____          _____        _____            _____         HONING
                                                                              M/C#:_____ REMARKS:_____
5781               _____          _____        _____            _____         POST PLATE
                                                                              TANK #:_____  # STRIPS:_____
5907               _____          _____        _____            _____         LMTNF
                                                                              YIELD LOSSES:_____
                                                                              # STRIPS:______ REMARKS:_____
5127               _____          _____        _____            _____         FOI
5602        K      _____          _____        _____            _____         PACK MODULE/PACK
                                                                              YIELD LOSSES:_____

                                    EXHIBIT B

                                    FAIRCHILD

                           ASSEMBLY SERVICES AGREEMENT



                                    EXHIBIT B

====================================================================================================================================
                                                         FORECASTING FORMAT
------------------------------------------------------------------------------------------------------------------------------------
                                                                      MINIMUM
STOCK NO  STK TYP BF   MFLO    PROD GRP    LEAD    ASY LO  CUST  MISC  STOCK  PER 1  PER 2  PER 3  PER 4  PER 5  PER 6  PER 7  PER 8
------------------------------------------------------------------------------------------------------------------------------------
100441    B       PY   SS106   0202DL55  JCDIP008  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
010438    B       PY   LS108   0202DL55  JCDIP008  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023549    B       PY   LS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023546    B       PY   SS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
010743    B       PY   LS120   0202DL55  JCDIP020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
010533    L       PY   SS108   0202DL55  JCDIP006  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
010533    L       PY   LS106   0202DL55  JCDIP006  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
020057    L       PY   LS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
020057    L       PY   SS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
004653    L       PY   LS120   0202DL55  JCDIP020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007670    F       PY   SS106   0202DL55  JCDIP006  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007667    F       PY   LS106   0202DL55  JCDIP006  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007964    F       PY   MS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023552    F       PY   SS116   0202DL55  JCDIP016  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007978    F       PY   MS120   0202DL55  JCDIP020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065725    F       F30  IDF     0202DL55  NMDIP006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
000626    F       F30  IDF     0202DL55  NMDIP006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065725    F       F30  IDF     0202DL55  NMDIP006  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
000626    F       F30  IDF     0202DL55  NMDIP006  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
010737    F       F30  IDF     0202DL55  NMDIP014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024246    F       F30  IDF     0202DL55  NMDIP014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
021706    F       F30  IDF     0202DL55  NMDIP014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
001023    F       F30  IDF     0202DL55  NMDIP014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
009407    F       F30  IDF     0202DL55  NMDIP020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023206    F       F30  IDF     0202DL55  NMDIP020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022765    F       F30  IDF     0202DL55  NMDIP020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
003276    F       F30  IDF     0202DL55  NMDIP022  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023996    F       F30  IDF     0202DL55  NMDIP06E  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007700    F       F30  IDF     0202DL55  NMDIP06E  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
000475    F       F30  IDF     0202DL55  NMDIP06E  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
009396    F       F30  IDF     0202DL55  NMDIP06E  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
007768    F       F30  IDF     0202DL55  NMDIP06E  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065708    F       PCC  PCC20   0202DL55  NMPCC020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065771    F       PCC  PCC20   0202DL555 NMPCC020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065881    F       PCC  PCC20   0202DL55  NMPCC020  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022655    F       PCC  PCC44   0202DL55  NMPCC044  SG                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024625    F       SO   S006N   0202DL55  NMSON006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
051149    F       SO   S006N   0202DL55  NMSON006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023077    F       SO   S006N   0202DL55  NMSON006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024626    F       SO   S006N   0202DL55  NMSON006  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024631    F       SO   S014N   0202DL55  NMSON014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024629    F       SO   SO14N   0202DL55  NMSON014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023079    F       SO   SO14N   0202DL55  NMSON014  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024646    F       SO   SO16N   0202DL55  NMSON016  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
053243    F       SO   SO16N   0202DL55  NMSON016  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
023078    F       SO   SO16N   0202DL55  NMSON016  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065933    F       SO   SO16W   0202DL55  NMSOW016  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
065917    F       SO   SO16W   0202DL55  NMSOW016  EM                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
014591    F       SO   SO20W   0202DL55  NMSOW020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
051295    F       SO   SO20W   0202DL55  NMSOW020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
024279    F       SO   SO20W   0202DL55  NMSOW020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
049356    F       SO   SO20W   020DL55   NMSOW020  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
066001    F       SO   SO24W   0202DL55  NMSOW024  US                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
037192    F       SO   SO24W   0202DL55  NMSOW024  US                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       SO   SO26W   0202DL55  NMSOW026  SA                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       TSO  TSO48   0202DL55  NMTD0048  SA                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       TSO  TS056   0202DL55  NMTD0056  SA                         0      0      0      0      0      0      0      0
====================================================================================================================================

                                    EXHIBIT B

====================================================================================================================================
022539    F       SSO  SS028   0202DL55  NSSOE026  MA                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       SSO  SSO48   0202DL55  NSSOP048  EP                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       BGA  BGA121  0202DL55  NUBD0121  SA                         0      0      0      0      0      0      0      0
------------------------------------------------------------------------------------------------------------------------------------
022539    F       QFP  PQFP44  0202DL55  NVEF0044  SH                         0      0      0      0      0      0      0      0
====================================================================================================================================

                                    EXHIBIT B

-------------------------------------------------------------------------------

                          Total Cebu Installed Capacity

                                                  FY98
                    in M units                    RR/Wk
                    ------------------------------------------
                    TO-92                         14.0
                    SOT-23                        42.0
                    SOT-223                       2.0
                    SOT 6                         1.0
                    SOT 8                         1.0
                    Diode                         100.0
                    TO-220                        1.2
                    SO-8                          2.0
                    SO-16                         0.1
                    ------------------------------------------
                                                                        1/22/97
-------------------------------------------------------------------------------

                                    Exhibit C
                         TOTAL PENANG FACILITY CAPACITY


               --------------------------------------------------------------------------------------------------
                                                                                         workdays
                                                                          ---------------------------------------
                                                             DAILY              344.7               344.7
                                                           Run Rate              FY98                FY99
                                                           --------              ----                ----
               in K units
               --------------------------------------------------------------------------------------------------
               MDIP ASSEMBLY
               -------------
               flow 30                             08                 73               25163               25163
                                                14/6E                395              136157              136157
                                                   20                219               75489               75489
                                                   24                  6                2068                2068
                                                   28                 20                6894                6894

                                                TOTAL                713              245771              245771

               simp flow
                                                   14                440              151668              151668
                                                   20                219               75489               75489

                                                TOTAL                659              227157              227157
               --------------------------------------------------------------------------------------------------


               --------------------------------------------------------------------------------------------------
               JEDEC SOIC
               ----------
               non sim flow                     14/16               1162              400541              400541
                                                   20                614              211646              211646
                                                   24                  0                   0                   0

                                                TOTAL               1776              612187              612187

               simp flow                           14               1120              386064              386064
                                                   20                602              207509              207509

                                                TOTAL               1722              593573              593573
               --------------------------------------------------------------------------------------------------


               --------------------------------------------------------------------------------------------------
               TSSOP
               -----
                                          14/16/20/24                305              105134              105134
               --------------------------------------------------------------------------------------------------


               --------------------------------------------------------------------------------------------------
               SSOP
                                                48/56                 36               12409               12409
               --------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT D

Section 6                                                               12/20/96

                            Proposed Scheduling Table
                                 ASSEMBLY & TEST

FORECAST TIMETABLE


Week
Day
----------------------------------------------------------------------------------------------
        Period 12                Period 1               Period 2               Period 3
----------------------------------------------------------------------------------------------
     1  2  3    4   5      1   2  3    4          1    2  3   4          1  2  3   4   5
----------------------------------------------------------------------------------------------
1
----------------------------------------------------------------------------------------------
2                   ZA                 A                                               ZA
----------------------------------------------------------------------------------------------
3
----------------------------------------------------------------------------------------------
4
----------------------------------------------------------------------------------------------
5          R    Y                 R    Y                  R   Y                R   Y
----------------------------------------------------------------------------------------------

R=NSC 90 DAY ROLLLING (OR 8 PD) FORECAST TO FSC
Y=FSC PROVIDES CAPACITY REQUEST TO NSC
Z=NSC PLACES BLANKET 3 PD PURCHASE ORDER WITH NSC
A=NSC RELEASES DETAIL OF WAFER STARTS FOR THE FOLLOWING PERIOD

                                Foundry Agreement
                               Penang - Exhibit G


                                        Q497   Q198   Q298   Q398   Q498    Q199   Q299   Q399    Q499   Q100   Q200    Q300  Q400
                                        ----   ----   ----   ----   ----    ----   ----   ----    ----   ----   ----    ----  ----
Volume
               MDIP08                   4.2    4.1    4.1    4.1     4.1    3.9    3.9    3.9     3.9    4.0    4.0     4.0   4.0
               MDIP14                   4.5    4.4    4.4    4.4    4.4     4.3    4.3    4.3     4.3    4.3    4.3     4.3   4.3
               MDIP6E                   8.8    8.6    8.6    8.6    8.6     8.3    8.3    8.3     8.3    8.5    8.5     8.5   8.5
               MDIP2S                   0.7    0.7    0.7    0.7    0.7     0.6    0.6    0.6     0.6    0.6    0.6     0.6   0.6
               MDIP20                   6.3    6.1    6.1    6.1    6.1     5.9    5.9    5.9     5.9    6.0    6.0     6.0   6.0
                                        ---    ---    ---    ---    ---     ---    ---    ---     ---    ---    ---     ---   ---
                        MDIP            24.5   23.9   23.9   23.9   23.9    23.1   23.1   23.1    23.1   23.4   23.4    23.4  23.4
               SOIC14                   7.5    7.4    7.4    7.4    7.4     8.1    8.1    8.1     8.1    9.1    9.1     9.1   9.1
               SOIC16                   13.4   13.2   13.2   13.2   13.2    14.4   14.4   14.4    14.4   16.1   16.1    16.1  16.1
               SOIC20                   12.3   12.2   12.2   12.2   12.2    13.3   13.3   13.3    13.3   14.8   14.8    14.8  14.8
                                        -----  ----   ----   ----   ----    ----   ----   ----    ----   ----   ----    ----  ----
                        SOIC            33.3   32.8   32.8   32.8   32.8    35.8   35.8   35.8    35.8   40.0   40.0    40.0  40.0
               TSSOP 20                 11.5   6.0    6.0    6.0    6.0     0.0    0.0    0.0     0.0    0.0    0.0     0.0   0.0
               SSPO 48                  0.0    0.0    0.0    0.0    0.0     0.0    0.0    0.0     0.0    0.0    0.0     0.0   0.0
-----------------------------------------------------------------------------------------------------------------------------------
                        Total           57.8   56.7   56.7   56.7   56.7    58.9   58.9   58.9    58.9   63.5   63.5    63.5  63.5
-----------------------------------------------------------------------------------------------------------------------------------

Assembly Price MDIP08                   71.3   71.3   71.3   71.3   71.3    71.3   71.3   71.3    71.3   71.3   71.3    71.3  71.3
(per K)        MDIP14                   71.3   71.3   71.3   71.3   71.3    71.3   71.3   71.3    71.3   71.3   71.3    71.3  71.3
               MDIP6E                   71.3   71.3   71.3   71.3   71.3    71.3   71.3   71.3    71.3   71.3   71.3    71.3  71.3
               MDIP2S                   173.0  173.0  173.0  173.0  173.0   173.0  173.0  173.0   173.0  173.0  173.0   173.0 173.0
               MDIP20                   88.0   88.0   88.0   88.0   88.0    88.0   88.0   88.0    88.0   88.0   88.0    88.0  88.0
               SOIC 14                  45.4   45.4   45.4   45.4   45.4    45.4   45.4   45.4    45.4   45.4   45.4    45.4  45.4
               SOIC 16                  45.4   45.4   45.4   45.4   45.4    45.4   45.4   45.4    45.4   45.4   45.4    45.4  45.4
               SOIC 20                  71.1   71.1   71.1   71.1   71.1    71.1   71.1   71.1    71.1   71.1   71.1    71.1  71.1
                TSSOP 14/16  (assy)     116.0  116.0  116.0  116.0  116.0   116.0  116.0  116.0   116.0  116.0  116.0   116.0 116.0
                TSSOP 20 (assy)         98.2   98.2   98.2   98.2   98.2    98.2   98.2   98.2    98.2   98.2   98.2    98.2  98.2
               SSOP48                   334.0  334.0  334.0  334.0  334.0   334.0  334.0  334.0   334.0  334.0  334.0   334.0 334.0

Test price     MDIP08                   13.9   13.9   13.9   13.9   13.9    13.9   13.9   13.9    13.9   13.9   13.9    13.9  13.9
(per k)        MDIP14                   13.9   13.9   13.9   13.9   13.9    13.9   13.9   13.9    13.9   13.9   13.9    13.9  13.9
(single        MDIP6E                   13.9   13.9   13.9   13.9   13.9    13.9   13.9   13.9    13.9   13.9   13.9    13.9  13.9
insert)        MDIP2S                   13.5   13.5   13.5   13.5   13.5    13.5   13.5   13.5    13.5   13.5   13.5    13.5  13.5
               MDIP20                   13.5   13.5   13.5   13.5   13.5    13.5   13.5   13.5    13.5   13.5   13.5    13.5  13.5
               SOIC 14                  17.5   17.5   17.5   17.5   17.5    17.5   17.5   17.5    17.5   17.5   17.5    17.5  17.5
               SOIC 16                  17.5   17.5   17.5   17.5   17.5    17.5   17.5   17.5    17.5   17.5   17.5    17.5  17.5
               SOIC 20                  20.9   20.9   20.9   20.9   20.9    20.9   20.9   20.9    20.9   20.9   20.9    20.9  20.9
               SSOP 48                  191.0  191.0  191.0  191.0  191.0   191.0  191.0  191.0   191.0  191.0  191.0   191.0 191.0
               SSOP 40 (test)           315.5  315.5  315.5  315.5  315.5   315.5  315.5  315.5   315.5  315.5  315.5   315.5 315.5
               EIAJ (test)              25.0   25.0   25.0   25.0   25.0    25.0   25.0   25.0    25.0   25.0   25.0    25.0  25.0
               NMPCC (test)             90.0   90.0   90.0   90.0   90.0    90.0   90.0   90.0    90.0   90.0   90.0    90.0  90.0
               JDIP (test)              25.0   25.0   25.0   25.0   25.0    25.0   25.0   25.0    25.0   25.0   25.0    25.0  25.0

               TSSOP (test)             59.6   59.6   59.6   59.6   59.6    59.6   59.6   59.6    59.6   59.6   59.6    59.6  59.6

                                Foundry Agreement
                               Penang - Exhibit G

                                         Q497   Q198    Q298   Q398    Q498  Q199   Q299   Q399   Q499    Q100   Q200   Q300   Q400
                                         ----   ----    ----   ----    ----  ----   ----   ----   ----    ----   ----   ----   ----
Total A+ T price     MDIP08              85.1   85.1    85.1   85.1   85.1   85.1   85.1   85.1   85.1    85.1   85.1    85.1  85.1
(per k)              MDIP14              85.1   85.1    85.1   85.1   85.1   85.1   85.1   85.1   85.1    85.1   85.1    85.1  85.1
                     MDIP6E              85.1   85.1    85.1   85.1   85.1   85.1   85.1   85.1   85.1    85.1   85.1    85.1  85.1
                     MDIP2S             186.5  186.5   186.5  186.5  186.5  186.5  186.5  186.5  186.5   186.5  186.5   186.5 186.5
                     MDIP20             101.5  101.5   101.5  101.5  101.5  101.5  101.5  101.5  101.5   101.5  101.5   101.5 101.5
                     SOIC 14             62.9   62.9    62.9   62.9   62.9   62.9   62.9   62.9   62.9    62.9   62.9    62.9  62.9
                     SOIC 16             62.9   62.9    62.9   62.9   62.9   62.9   62.9   62.9   62.9    62.9   62.9    62.9  62.9
                     SOIC 20             92.0   92.0    92.0   92.0   92.0   92.0   92.0   92.0   92.0    92.0   92.0    92.0  92.0
                     TSSOP 20 (assay)    98.2   98.2    98.2   98.2   98.2   98.2   98.2   98.2   98.2    98.2   98.2    98.2  98.2
                     SSOP48(assay)      525.0  525.0   525.0  525.0  525.0  525.0  525.0  525.0  525.0   525.0  525.0   525.0 525.0

                                FOUNDRY AGREEMNT
                                 Cebu -Exhibit G

                                Q397   Q497   Q198    Q298   Q398   Q498   Q199   Q299  Q399   Q499   Q100   Q200   Q300   Q400
                                ----   ----   ----    ----   ----   ----   ----   ----  ----   ----   ----   ----   ----   ----
Volume  TO 92 (assy+test)       37.3   37.3   40.4    40.4   40.4   40.4   44.8   44.8  44.8   44.8   44.6   44.6   44.6   44.6
(M)     SOT 23-3 (assy)         24.1   24.1   24.6    24.6   24.6   24.6   29.0   29.0  29.0   29.0   36.4   36.4   36.4   36.4
        SOT 23-5 (assy)          5.0    5.0    7.5     7.5    7.5    7.5    7.5    7.5   7.5    7.5    7.5    7.5    7.5    7.5
        SOT 223-4 (assy)         1.6    1.6    2.0     2.0    2.0    2.0    2.5    2.5   2.5    2.5    2.5    2.5    2.5    2.5
        Super SOT (assy+test)    1.9    1.9    2.5     2.5    2.5    2.5    5.0    5.0   5.0    5.0    5.0    5.0    5.0    5.0
                                 ---    ---    ---     ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---
                                69.9   69.9   77.0    77.0   77.0   77.0   88.8   88.8  88.8   88.8   95.9   95.9   95.9   95.9

Outs    TO 92 (93%)             34.7   34.7   37.5    37.5   37.5   37.5   41.7   41.7  41.7   41.7   41.4   41.4   41.4   41.4
(M)     SOT 23-3 (97%)          23.4   23.4   23.9    23.9    3.9   23.9   28.1   28.1  28.1   28.1   35.3   35.3   35.3   35.3
        SOT 23-5 (97%)           4.9    4.9    7.3     7.3    7.3    7.3    7.3    7.3   7.3    7.3    7.3    7.3    7.3    7.3
        SOT 223-4 (97%)          1.6    1.6    1.9     1.9    1.9    1.9    2.4    2.4   2.4    2.4    2.4    2.4    2.4    2.4
        Super SOT (93%)          1.8    1.8    2.3     2.3    2.3    2.3    4.7    4.7   4.7    4.7    4.7    4.7    4.7    4.7
                                 ---    ---    ---     ---    ---    ---    ---    ---   ---    ---    ---    ---    ---    ---
                                66.2   66.2   73.0    73.0   73.0   7.30   84.2   84.2  84.2   84.2   91.0   91.0   91.0   91.0

Price   TO 92 (assy)           18.96  18.96  18.96   18.96  18.96  18.96  18.96  18.96 18.96  18.96  18.96  18.96  18.96  18.96
(per K) TO 92 (test)            9.77   9.77   9.77    9.77   9.77   9.77   9.77   9.77  9.77   9.77   9.77   9.77   9.77   9.77
                                ----   ----   ----    ----   ----   ----   ----   ----  ----   ----   ----   ----   ----   ----
        TO 92 (assy+test)      28.73  28.73  28.73   28.73  28.73  28.73  28.73  28.73 28.73  28.73  28.73  28.73  28.73  28.73
        SOT 23-3 (assy)        13.98  13.98  13.98   13.98  13.98  13.98  13.98  13.98 13.98  13.98  13.98  13.98  13.98  13.98
        SOT 23-5 (assy)        38.11  38.11  38.11   38.11  38.11  38.11  38.11  38.11 38.11  38.11  38.11  38.11  38.11  38.11
        SOT 223-4 (assy)       68.46  68.46  68.46   68.46  68.46  68.46  68.46  68.46 68.46  68.46  68.46  68.46  68.46  68.46
        Super SOT (assy)       31.88  31.88  31.88   31.88  31.88  31.88  31.88  31.88 31.88  31.88  31.88  31.88  31.88  31.88
        Super SOT (test)       10.07  10.07  10.07   10.07  10.07  10.07  10.07  10.07 10.07  10.07  10.07  10.07  10.07  10.07
                               -----  -----  -----   -----  -----  -----  -----  ----- -----  -----  -----  -----  -----  -----
        Super SOT (assy+test)  41.95  41.95  41.95   41.95  41.95  41.95  41.95  41.95 41.95  41.95  41.95  41.95  41.95  41.95

Ave Unit Price                 25.49  25.49  26.32   26.32  26.32  26.32  26.49  26.49 26.49  26.49  25.50  25.50  25.50  25.50

                                    Exhibit H

                           Principles of Manufacturing

o Forecasted volumes will be supplied covering all aspects of activity for 3 years.

o National will meet a Revenue commitment of $330m over 3 years and 3 months, effective the date of closing of the purchase agreement.

o Price will be fixed for the first 6 months. Pricing will reflect National's full absorption of the fixed cost based on its percent utilization of the South Portland, Maine 6" facility (i.e., this incorporates the agreed equivalency factors).

o  Principles will be set to establish pricing for the second 6 months.

o Cost base for FM Class 1 will be Q4 Forecast FY97 with a fully capitalized base.

o  National will pay a mark up of 25% in the first 12 months.

                           Principles of Manufacturing

o For Class 1 the pricing after the initial 12 months is targeted to decline 12% or better given equal loadings in each subsequent interval. If the volume is greater price reduction will be increased accordingly.

o  Incremental volumes above the forecast volumes will be priced per table:

                  4"       =        470
                  5"       =        $110
                  6" ABIC           $825
                  CBTX              $635
                  CBI               $705
                  CS80              $500

o  Available incremental capacity will be at the same rate as the base.

                           Principles of Manufacturing

o  Pricing activity beyond Fiscal Year 00

         o In case the Parties are unable to agree on prices for the following year, the prices used in the previous year will remain in effect, and the Parties will be allowed to reduce the capacity commitment each quarter by a quantity of 20%, starting one quarter after the price agreements expires. A notice shall be given 90 days prior to any capacity reduction.

                           Principles of Manufacturing


o For the Class 100 and the Penang Assembly and Test Facilities the price after the initial 12 months commitment will be at cost plus 25%. If the actual cost is better than the agreed upon base a credit will be given to National in the subsequent Fiscal Half equal to 50% of the savings. If the cost is greater than the agreed upon base, the price will be at the agreed upon base.

                                    Exhibit K

1. Shortly prior to the conclusion of the first six (6) fiscal periods of this Agreement ("Fiscal Half"), the Parties shall meet in order to determine new prices for assembly and test services for each Facility for the next Fiscal Half. At that meeting the Parties will review the manufacturing history during such part of the first Fiscal Half, for which such information shall be available, in order to determine each Facility's actual manufacturing cost base, which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date, (the "Reference Cost Base" per applicable Facility). For each Facility, if the Reference Cost Base, plus a twenty-five percent (25%) mark-up is less than the price applicable for the first Fiscal Half, prices for the second Fiscal Half for that Facility will be equal to its Reference Cost Base, plus a twenty-five percent (25%) mark up. Otherwise, the prices for assembly services for the applicable Facility will remain the same as during the first Fiscal Half.

         The applicable Reference Cost Base and second Fiscal Half prices will remain in effect for each Facility for the remaining term of this Agreement. Shortly prior to the conclusion of the eighteenth (18th) fiscal period of this Agreement, and every six (6) fiscal periods thereafter, the Parties shall meet in order to determine Fairchild's actual manufacturing costs, which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date, for the preceding Fiscal Half. If a Facility's actual costs during the previous Fiscal Half were lower than its Reference Cost Base, the Parties shall calculate what National would have paid if such actual costs had been used in originally setting the prices, rather than the applicable Reference Cost Base. Fairchild shall give National a credit equal to fifty percent (50%) of the savings National would have realized if it had paid the recalculated prices. No monies will be owing to or from National or to or from Fairchild if Fairchild's actual costs during the preceding Fiscal Half were higher than the applicable Reference Cost Base.

2. The prices for backgrind, standard assembly and test services purchased during a National fiscal year in excess of the Forecast volumes will be negotiated by the Parties on a case by case basis.

3. If National does not place orders for assembly services in accordance with the Forecast Volumes during any National fiscal year, the provisions of the Revenue Side Letter will apply with respect to the manner in which National will discharge its commitment to Fairchild for that fiscal year.

4. Pricing for any extension and/or ramp-down period beyond the first thirty-nine (39) fiscal periods of this Agreement will be negotiated in good faith by the Parties.